JUNE 30, 2024

NORTHEAST INVESTORS TRUST

Paying Dividends For Over 70 Years

FUND OVERVIEW

Northeast Investors Trust is one of the oldest bond mutual funds in the country, run by the longest-tenured fixed income management team in the industry. Our no-load, fixed income fund invests primarily in domestic high-yield debt, with a buy-and-hold mindset. But unlike some high yield funds and ETF's that are tethered to a rigid benchmark, Northeast Investors Trust has the freedom to invest in sectors and securities in which its managers have the most conviction, regardless of bond ratings or maturities. Our managers can also invest a portion of the fund in other types of debt, preferred securities, common stock, and convertible securities.

FUND FACTS

Ticker:	NTHEX
Inception date:	3/1/1950
Total Net Assets:	$129,435,680
Number of Holdings:	44
Current Price	$3.58

Portolio Management

Bruce Monrad, Chairman	Chapin Mechem, CFA
35 Years at Northeast Investors	23 Years at Northeast Investors
MBA, Harvard Business School	MBA, Boston College

DIVIDEND/EXPENSE INFORMATION

Distribution Frequency:	Quarterly (Feb/May/Aug/Nov)
Last Dividend (5/21/24):	$0.05
Trailing 12-Month Dividends:	$0.18
Trailing 12-Month Dividends Yield:	5.03%
30-Day SEC Yield (as of 6/30/24):	5.11%
Load/12b-1 Fee:	None
Expense Ratio[1] (as of 3/31/24):	2.15%

(which includes Interest Expense and Commitment Fee of 0.06%)

ASSET ALLOCATION (% OF TOTAL MARKET VALUE)

Corporate Bonds	81%
Common Stocks & Warrants	13%
Preferred Stock	4%
Cash & Equivalents	2%

S&P RATINGS (% OF FIXED INCOME MARKET VALUE)

BB	59%
B	19%
CCC	6%
Not Rated	16%

Credit quality ratings are provided by Standard & Poor's. Ratings are measured on a scale that ranges from AAA (highest) to D (lowest). A portion of the portfolio's securities may not be rated. Ratings may be subject to change. Issuers with credit ratings of BBB or better are considered to be of good credit quality, with adequate capacity to meet financial commitments. Issuers with credit ratings below BBB are considered speculative in nature and are vulnerable to the possibility of issuer failure.

TOP TEN HOLDINGS (% OF NET ASSETS)

1. Pyxus International (Bond)	6.8%
2. Brinker International (Bond)	4.6%
3. Fortess Transportation (Bond)	4.4%
4. Equitrans Midstream (Preferred)	4.2%
5. G-III Apparel Group (Bond)	4.2%
6. Spirit Aerosystems (Bond)	4.2%
7. KB Homes (Bond)	4.0%
8. Vector Group (Bond)	3.9%
9. NuStar Logistics (Bond)	3.8%
10. Western Digital (Bond)	3.8%
Total	43.9%

Top Ten Holdings does not include cash & equivalents.

TOP TEN SECTORS (% OF NET ASSETS)


Tobacco
11%
Energy & Nat Resources
11%
Oil & Gas Drilling
10%
Technology
7%
Building Products
7%
Metals & Mining
7%
Diversified Chemical
6%
Industrial Svc. /Mfg.
5%
Food Processing
5%
Retail Food Chains
5%

RISK METRICS[3] (3-YEAR)

Beta	0.48
R-squared	68%
Upside Capture	62%
Downside Capture	37%
Standard Deviation	4.91

Beta measures the volatility of an investment relative to an index. **R-squared (R2)** measures the relationship between an investments performance relative to an index. A higher R2 indicates that movement in the index more closely affects the movement in the investment. **Upside Capture** measures an investment manager's overall performance in up-markets. It is used to evaluate how well a portfolio performed relative to an index during periods when that index has risen. **Downside Capture** measures an investment manager's overall performance in down-markets. It is used to evaluate how well a portfolio performed relative to an index during periods when that index has fallen. **Standard deviation** measures historical volatility. Higher standard deviation implies higher price volatility.

FIXED INCOME CHARACTERISTICS

Weighted Avg. Coupon	7.46%
Modified Duration	2.04
Yield to Maturity	8.04%

Fixed Income Characteristics are calculated based on the market value weightings of the fixed income securities in the portfolio. For callable bonds, yield-to-worst is used instead of yield to maturity. Where applicable, securities such as common stock, preferred stock, warrants or distressed securities, are excluded from these calculations.
Weighted Avg. Coupon – is the average stated interest rate, expressed as a percentage of the bond's principal value.
Modified Duration – measures the price sensitivity to changes in interest rates. The longer a bond's duration, the higher it's sensitivity to interest rate movements, and vice versa.
Yield to Maturity – reflects the yield that a bond will earn over its expected lifetime, which may be different than its maturity. For callable bonds, the yield to worst is used, which is the lowest possible yield after considering all potential call dates.

AVERAGE ANNUAL RETURNS (AS OF JUNE 30, 2024)

	3 Months	YTD	1 YR	3-YR	5-YR	10-YR	Since Inception[4]
Northeast Investors Trust	-0.83%	1.37%	8.18%	3.57%	2.00%	-0.16%	6.80%
ICE BofA US High Yield Index	1.09%	2.60%	10.41%	1.64%	3.73%	4.21%	N/A

CALENDAR YEAR RETURNS

	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023
NE Investors Trust	-5.36%	-17.99%	16.72%	6.28%	-5.04%	0.92%	-3.61%	5.13%	-2.49%	11.75%
Morningstar High Yield Category*	1.11%	-4.01%	13.30%	6.47%	-2.59%	12.62%	4.91%	4.77%	-10.09%	12.08%

*Source: Morningstar, HY Category: Funds in this Morningstar category have at least 65% of assets in bonds rated below BBB.

Past Performance does not guarantee future results, and an investment in the Trust is not guaranteed. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that quoted. Current month-end performance data may be obtained by calling 1-800-225-6704.

The ICE BofA US High Yield Index is an unmanaged market value-weighted index comprised of all domestic and yankee high yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. It is shown for comparative purposes only and reflects no deduction for fees, expenses and taxes.

Investors should carefully consider investment objectives, risks, charges and expenses. This material must be preceded or accompanied by a prospectus or summary prospectus, either of which can be obtained by calling 1-800-225-6704 or by visiting www.northeastinvestors.com. Please read carefully before investing.

Mutual Fund investing involves risk. The Trust invests in lower rated debt securities which are generally more negatively sensitive to a decline of domestic and global economic activity and may be subject to increased market volatility based on factors such as: the ability of an issuer to make current interest payments, the potential for principal loss if an issuer declares bankruptcy, and the potential difficulty in disposing of certain securities in a timely manner at a desired price and therefore can present an increased risk of investment loss.

Falling Interest rates and bond defaults may negatively impact the Trust's distributable income. In addition, during periods of declining interest rates, higher yield securities may be called and the Trust may be unable to reinvest those proceeds in similar yielding securities. Therefore, shareholders should expect the Trust's quarterly dividend distributions to decline under these circumstances. The Trust is generally for investors with longer-term investment horizons, and should not be used for short-term trading purposes. An investment in the Trust involves risk and should be part of a balanced investment program.

1. The current expense ratio may differ from the one reported here due to fluctuations in net assets and expenses.
2. Trailing 12-Month Distribution Yield is the yield an investor would have received if they had held the fund over the last 12 months assuming the most recent NAV. The 12-month distribution yield is calculated by assuming any income distributions over the past 12 months and any capital gain distributions made over the past 12 months and dividing the sum by the most recent NAV. TTM distribution yield is not a reflection of future results.
3. Risk Metrics are calculated against the ICE BofA US High Yield Index using monthly data over a 3 year period.
4. The inception date for the Trust is 3/1/1950; the inception date for the ICE BofA US High Yield Index is 8/31/1986.

Marketing services provided by ALPS Distributors, Inc, (ALPS) a registered broker dealer. ALPS is unaffiliated with Northeast Investors Trust and FLX Distribution.